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                         INVESTMENT MANAGEMENT AGREEMENT


         THIS AGREEMENT is entered into as of the 8th day of May, by and between the HART CAPITAL MANAGEMENT division of ARBOR RESEARCH & TRADING, INC., an Illinois corporation ("HART"), and the Rogers International Raw Materials Fund, L.P., an Illinois Limited Partnership (the "Fund").

                                   WITNESSETH:

         WHEREAS, HART is registered with the Secretary of State of the State of Illinois as an investment adviser providing investment management, advisory and research services; and

         WHEREAS, the Fund desires to retain HART to provide certain investment management, advisory and research services with respect to the investing and trading activities of the Fund; and

         WHEREAS, the Fund and Hart desire to set forth herein their entire agreement respecting such advisory services.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, HART and the Fund agree as follows:

         1. The Fund hereby retains HART to act as its investment manager with respect to the portfolio to be identified by the Fund, including any subsequent additions thereto of which HART receives written notice, and all other property acquired as proceeds therefrom or in substitution therefor, subject to the terms and conditions herein set forth, which taken together will hereinafter be referred to as the "Portfolio." Any explanation or definition of the Portfolio shall be set forth on Annex A hereto. HART shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly

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provided or authorized, shall have no authority to act for or represent the
Fund in any way or otherwise be deemed an agent of the Fund.

         2. It is understood that HART renders investment management, advisory and research services for clients and customers other than the Fund and the Portfolio. Nothing in this Agreement shall be deemed to impose upon HART any obligation to purchase or sell or to recommend for purchase or sale by or for the Portfolio any security or other property which the officers or employees of HART may purchase or sell for their own accounts or which HART may purchase or sell for the account of any other client or customer. The Fund recognizes that transactions in a specific security may not be accomplished for all client accounts at the same time or at the same price. Neither HART's acceptance of the investment objectives referred to herein, nor any other provision of this Agreement, shall be considered a guaranty that any specific result will be achieved.

         3. HART, in its sole discretion from time to time and without prior consultation with the Fund, shall make and carry out decisions with respect to: the acquisition (by purchase, exchange, subscription or otherwise), the holding or the disposition (by sale, exchange or otherwise) of securities of the Portfolio wherever located. The discretion that HART is granted herein, however, is subject always to (a) the investment policies, objectives, limitations or restrictions of the Fund, as set forth on Annex B hereto, which may be changed at any time by the Fund in its sole and absolute discretion. The Fund shall provide prompt written notice to HART in the event of any changes to its stated investment policies, objectives and limitations. Such notice shall only be effective after its actual receipt by HART. HART represents and warrants that
(a) in no event will it invest, reinvest or otherwise take any action that violates in any manner any of the foregoing


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described objectives, restrictions and limitations, and (b) it understands that the Portfolio is meant to provide a measure of liquidity for the principal trading activities of the Fund and margin thereon.

         4. HART will place orders for the purchase and sale of securities with a view to receiving the best price and execution for such purchase or sale. HART in its sole discretion may select the broker-dealers with which transactions for the Fund may be executed, except that the Fund may designate by written instrument delivered to HART specific brokers or dealers; provided, however, that selected broker-dealers shall not be an affiliate of HART or an affiliate of any Limited or General Partners of the Fund. In selecting brokers or dealers to execute such orders, either on a principal or agency basis, HART is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services that assist HART's performance of its investment decision making responsibilities generally; provided that the commission cost is reasonable in relation to the brokerage and research services received.

         5. Following a transaction by HART pursuant to this Agreement, a record of such transaction will be furnished as soon as practicable to the Fund's custodian of the assets of the Portfolio, and following the end of each calendar month a statement showing the transactions made during the month will be furnished by HART to the Fund and the Fund's custodian as soon as practicable.

         6. HART will not hold the Fund's assets. The Fund shall be responsible for arranging custody services for the Portfolio. At all times, title to and possession of the assets in the Portfolio including all proceeds realized on the sale of any such assets, shall

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remain solely in and with the Fund and/or the party acting as custodian for the Fund with respect to the assets in the Portfolio.

         7. HART shall have the responsibility for monitoring those items requiring action by the Fund with respect to the assets in the Portfolio, including, but not limited to, rights offerings, calls or redemption of bonds, or other items with respect to which HART is notified by the custodian of the assets in the Portfolio. HART is hereby authorized to direct the custodian of the assets in the Portfolio to take any action with respect to such assets which HART is authorized to take hereunder, provided, however, that in settling any transaction initiated or made by HART, the custodian shall follow the settlement procedures then being used by such custodian for assets held by it as custodian for the Fund. Any advice or instruction given hereunder by HART to such custodian shall be in writing, or may be communicated by HART to such custodian under any other procedure or method approved in advance in writing by the Fund.

         8. In addition to the services otherwise provided for herein, HART agrees to also provide the following services to the Fund:

                  (1) Monthly statements of account, setting forth all the securities in the Portfolio and including all purchases and sales made during the previous month for the Portfolio, plus cash, which statement of account shall be furnished to the Fund's custodian as well as to the Fund.

                  (2) To be available by telephone during normal business hours to discuss any aspect of this Agreement or HART's services or performance hereunder.

         9. The fee to be paid by the Fund to HART for HART's services to be provided by it hereunder shall be as follows:

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         An annual advisory fee amounting to 50 basis points (.0050), computed quarterly in arrears on the basis of the average month end market value of the Portfolio under HART's management for the three months comprising such calendar quarter.

         Should this Agreement be terminated prior to the end of a calendar quarter, the fee owing hereunder shall be pro-rated based upon the number of days this Agreement was in effect during the quarter in which termination occurs. Moreover, the applicable market value of the Portfolio for this purpose shall be the average of: (a) the month-end valuation of the Portfolio for the months ending between the start of the quarter in which termination occurs and the effective date of the termination of this Agreement and (b) a valuation as of the date this Agreement is terminated.

         Payment of fees to HART hereunder is also subject to the provisions of attached Annex C.

         10. Except as provided in Section 18 below, termination of this Agreement may be effected upon 30 days' written notice given by either party. Upon the giving of notice of termination by either party, HART shall obtain the consent of the Fund to any liquidation or offset of any securities held in the Portfolio. Payment for assets purchased and delivery of assets sold after such termination will be effected in the same manner as if this Agreement was in force in its entirety.

         11. Should the Fund have any concerns or complaints regarding the services provided under this Agreement, they may be sent in writing to the address for HART provided below or orally to an officer of HART with follow-up written notice to the address for HART provided below.

         12. HART may not commit the Fund to any obligation to underwrite any issue or offer for sale of securities, nor shall HART borrow funds on behalf of the Fund or commit the Fund to borrow funds.

         13. HART shall not cause the Fund to acquire or dispose of units in a collective investment scheme either operated or advised by HART or an affiliate or associate of HART.

         14. The Portfolio may not contain any securities of which the issue or offer for sale was underwritten, managed or arranged by HART or an affiliate or associate of HART.

         15. The Fund will provide HART with a certificate of the Fund or other appropriate authority setting forth the names and specimen signatures of all the individuals ("Authorized Persons") who are authorized to act on behalf of the Fund with respect to the Portfolio and, promptly after any change in Authorized Persons, the Fund shall send HART a revised list of Authorized Persons and evidence of the authority for such change. At the time of execution of this Agreement, the individuals executing this Agreement for the Fund are "Authorized Persons." Hart shall not be liable and shall be fully protected in relying upon any notice, instruction or other communication that it reasonably believes (based on the most recent certificate of the Fund received by HART) to have been given by an Authorized Person.

         16. HART, or its representatives or employees, may make unsolicited calls on the Fund, either through oral or written communication, whenever HART has information pertaining specifically to the Portfolio or to investments in general which it determines may be of particular interest to the Fund.

         17. All information and recommendations furnished by one party to the other party shall at all times be treated in strictest confidence and shall not be disclosed to third persons except as may be required by law, or except upon the prior written approval of the other party to this Agreement.

         18. HART represents that it is a registered investment adviser with the Secretary of State of the State of Illinois. HART shall notify the Fund promptly in writing if at any time this representation is no longer true. HART will also notify promptly the Fund in writing if at any time it, or any of its directors, officers or employees, is the subject of any cease and desist order, or is the subject of any civil or criminal proceeding by the Securities and Exchange Commission or any other regulatory authority. HART shall promptly the Fund in writing if more than ten percent (10%) of its equity capital is acquired by any person or if the senior portfolio manager for the Fund's Portfolio is removed or resigns for any reason. In the event of any such notice, the Fund may terminate this Agreement upon not less than two days' notice, rather than the notice provided for in Section 10 above. In performing its services hereunder, HART shall comply with all applicable laws, rules and regulations.

         19. HART further represents and warrants to the Fund that it is authorized to enter into this Agreement and that the terms of this Agreement are enforceable against it.

         20. (a) Neither HART, its affiliates nor their respective stockholders, directors, officers or employees shall be liable to the Fund, its Authorized Persons or any of their successors or assigns for any error of judgment or law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except by reason of acts or omissions due to bad faith, willful misconduct, or gross negligence or for not having acted in good faith in the reasonable belief that their actions were taken in, or not opposed to, the best interests of the Fund.

                  (b) The Fund shall indemnify and hold harmless HART for all losses, expenses, liabilities, damages, costs (including any attorney's fees and expenses), judgments and any amounts paid in any settlement, incurred in the performance of services rendered to the Fund pursuant to this Agreement, provided that such liability was not the result of gross negligence, willful misconduct, or a breach of fiduciary obligations by HART to the Fund (unless the court or administrative forum in which such action is brought shall determine that in view of all circumstances of the case HART is entitled to indemnity). The Fund shall also indemnify and hold harmless HART if such loss, expense, liability, damage, cost, judgment or settlement arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information furnished and/or authorized by the Fund, its Authorized Persons or its agents, for such specific use by HART.

                  (c) HART shall indemnify and hold harmless the Fund, its Authorized Persons, it general and limited partners and their successors and assigns for all losses, expenses, liabilities, damages and costs (including attorney's fees and expenses), judgments and any amount paid in any settlement incurred by them as a result of a breach by HART of any material representation, warranty, covenant, term or condition of this Agreement or of any Annex referenced herein.

         21. The Fund will provide HART with details of the custodian bank for the assets of the Portfolio and furnish the relevant account numbers, contacts, telex and telephone numbers. The Fund will keep HART informed of any required changes in custodial arrangements for the Portfolio.

         22. The Fund hereby represents and warrants that it is authorized to enter into this Agreement and that there are no restrictions on the investments of the Fund, its management or any activity contemplated by this Agreement other than as set forth in this Agreement or in any written amendment hereto. The Fund hereby agrees to indemnify HART and hold them harmless against any and all losses, costs, damages, claims and liabilities which they may suffer or incur arising out of a breach of the representations and warranties made by the Fund in the preceding sentence.

         23. Written notices should be addressed to the respective parties as follows:

                           If to HART:      HART CAPITAL MANAGEMENT
                                            1000 Hart Road
                                            Suite 250
                                            Barrington, IL 60010

                                            Attn:  Mr. Richard L. Chambers

                           with a copy to:  James A. Arpaia, Esquire
                                            Vedder, Price, Kaufman & Kammholz
                                            222 North LaSalle Street
                                            Suite 2600
                                            Chicago, IL 60601

                           If to the Fund:  Beeland Management Company, L.L.C.
                                            General Partner of the Fund
                                            1000 Hart Road, Suite 260
                                            Barrington, Illinois  60010

                                            Attn:  Mr. Richard L. Chambers

                           with a copy to:  Robert P. Bramnik, Esquire
                                            Wildman, Harrold, Allen & Dixon
                                            225 West Wacker Drive
                                            Suite 3000
                                            Chicago, IL 60606-1229


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

         24. This Agreement may only be amended in writing, executed by both parties hereto. This Agreement may not be assigned by either party without the prior written consent of the other party.

         25. This Agreement shall be construed in all respects in accordance with the laws of Illinois and for this purpose the parties hereby submit themselves to the jurisdiction of the courts of Illinois.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ROGERS INTERNATIONAL RAW MATERIALS FUND, L.P.

By:      BEELAND MANAGEMENT COMPANY L.L.C.
Its:     General Partner


         By:  /s/ Clyde C. Harrison
         Clyde C. Harrison
         One of its Managing Members

         By:   /s/ Brian Cornell
         Brian Cornell
         One of its Managing Members



HART CAPITAL MANAGEMENT (Division of Arbor Research & Trading, Inc.)


By:   /s/ Richard L. Chambers

Its:  Executive Vice President


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

                        ANNEX A - EXPLANATION OF PORTFOLIO

The Portfolio shall consist of that portion of the investment subscriptions to the Fund which are not (i) held in any bank account or (ii) deposited with a Futures Commission Merchant as margin or anticipated margin in conjunction with the trading activities of the Fund. The Fund may at any time withdraw any asset in the Portfolio upon written notice to HART.

INITIAL:                                               INITIAL:

-----------------                                      ---------------------
ON BEHALF OF HART                                      ON BEHALF OF THE FUND





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

                                     ANNEX B
                               (AS OF MAY 8, 2000)

         The Portfolio shall be composed exclusively of "Government securities", as that term is defined in the Investment Company Act of 1940, as amended.



INITIAL:                                               INITIAL:

-----------------                                      ---------------------
ON BEHALF OF HART                                      ON BEHALF OF THE FUND





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

                                     ANNEX C

         It is expressly understood that the advisory fees to be received by HART pursuant to Section 9 of this Agreement shall be based solely on monies actually comprising the Portfolio and which are invested by HART in accordance with the investment policies and restrictions listed on Annex B to this Agreement. Such advisory fees shall NOT be based or computed on, among other things, (a) the proceeds from the offerings for the Fund; (b) any monies deposited with Futures Commission Merchants (each, an "FCM") as margin (or anticipated margin needs) for the positions held by the Fund; or (c) subscription proceeds for the Fund received and held by a subscription agent, but not yet invested.

         The Fund -- not HART -- shall be responsible for determining the amount of the subscription proceeds to be invested in the Portfolio. However, HART and three of its principals -- Richard Chambers ("Chambers"), Fred Handler ("Handler") and James Stevens ("Stevens") -- are all individually Members of the General Partner of the Fund, and therefore have the ability to potentially influence the Fund's decision regarding the amount of monies to be invested in the Portfolio.

         This ability to potentially influence the Fund's decision regarding the amount of monies to be invested in the Portfolio creates a conflict of interest for HART, Chambers, Stevens and Handler, because the advisory fees payable to HART are based solely on the amount of Fund subscriptions invested in the Portfolio. Specifically, HART, Chambers, Handler and Stevens all have a financial incentive to maximize the amount of money in the Portfolio, without regard to the effect that such amount would have on the performance of the Fund.


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

         Notwithstanding this incentive, HART, Chambers, Stevens and Handler each represent and warrant that each will use its/his best independent judgment, in good faith, with respect to the Fund's decision regarding the amount of Fund subscriptions to be allocated to the Portfolio without any consideration given to HART's compensation under this Agreement.

         The Fund acknowledges the above-described potential conflict of interest, but enters into this Agreement in reliance on the representations and warranties by HART, Chambers, Stevens and Handler.


/s/ Fred Handler                           /s/ James R. Stevens
Fred Handler                               James R. Stevens


                                           HART CAPITAL MANAGEMENT


/s/ Richard Chambers                       By: /s/ Richard Chambers
Richard Chambers                                   Executive Vice-President



Acknowledged for the Fund by its General Partner, Beeland Management Company, L.L.C.

By: /s/  Clyde Harrison
         One of its Managing Members


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